Thrivent Variable Annuity Account I
Thrivent Variable Annuity Account II
Thrivent Variable Annuity Account A
Thrivent Variable Annuity Account B
Thrivent Variable Annuity Account C
Thrivent Variable Life Account I
Thrivent Variable Insurance Account A
Thrivent Variable Insurance Account B
Supplement dated June 28, 2024, to the Statutory Prospectus, Initial Summary Prospectus (“ISP”) and Updating Summary Prospectus (“USP”) dated April 30, 2024, with respect to the Thrivent Low Volatility Equity Portfolio and the Thrivent Multidimensional income Portfolio.
Approved Mergers:
The Contractholders of the Thrivent Low Volatility Equity Portfolio and Thrivent Multidimensional Income Portfolio (the “Target Portfolios”) recently approved the mergers of the Target Portfolios into the Thrivent Global Stock Portfolio and Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolios”), respectively. The mergers will occur on or about July 26, 2024. In connection with the mergers, each investment in the Target Portfolios will automatically be transferred into the Acquiring Portfolios and the Target Portfolios will dissolve. Following the closing of the mergers, all references to the Target Portfolios will be deleted from the prospectus.
Please include this Supplement with your Summary Prospectus.
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